Convertible Promissory Notes	6 Months Ended
Jun. 30, 2024
Convertible Promissory Note [Abstract]
Convertible Promissory Notes
(11) CONVERTIBLE PROMISSORY NOTES
In June 2024, the Company entered into convertible promissory note agreements with certain of its existing investors for up to $12.0 million. At close, the company received total proceeds of $6.0 million and may draw up to an additional $6.0 million in the event the merger with Reno has not closed by September 30, 2024. The notes bear interest rates from 6% to 8% per annum. All unpaid principal and accrued interest are due in December 2025, unless earlier converted. No principal or interest is due until maturity. The Company incurred $142,000 of debt issuance costs related to the convertible promissory notes during the three and six months ended June 30, 2024. Debt issuance costs are amortized as a component of interest expense over the term of the related debt using the straight-line method, which approximates the interest method. The Company recognized $1,000 in interest expense related to the amortization of the debt issuance costs for the three and six months ended June 30, 2024.
The unpaid notes will automatically convert into shares issued in the concurrent PIPE financing at the price per share paid by investors in the concurrent PIPE financing. In the event that the notes have not been converted before a certain date, the note holders have the option to convert the outstanding notes into Series C Preferred stock at a discount. In the event that the company completes a qualified financing, as defined, and the notes have not been converted before a certain date the notes will automatically convert on a qualified financing at a discount.